UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

CYS Investments, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Totten Pond Road, 6th Floor

Waltham, Massachusetts 02451

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (617) 639-0440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On September 15, 2017, CYS Investments, Inc. (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement (the “Prospectus Supplement”) to the Company’s automatic shelf registration statement on Form S-3ASR (No. 333-218161), registering 10,000,000 shares of the Company’s common stock to be offered pursuant to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan (the “DRSPP”).

Attached as Exhibit 5.1 to this Current Report is a copy of the opinion of Venable LLP regarding certain Maryland law matters, including the validity of the common stock offered pursuant to the Prospectus Supplement. Attached as Exhibit 8.1 to this Current Report is a copy of the opinion of Vinson & Elkins L.L.P. regarding certain tax matters in connection with the Prospectus Supplement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Venable LLP with respect to the legality of the shares.

8.1	Opinion of Vinson & Elkins L.L.P. with respect to tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYS INVESTMENTS, INC.

Date: September 15, 2017	By:	/s/ Thomas A. Rosenbloom
Thomas A. Rosenbloom
Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

5.1	Opinion of Venable LLP with respect to the legality of the shares.

8.1	Opinion of Vinson & Elkins L.L.P. with respect to tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto).